UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2008
                                                          --------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                 File No. 1-8989                 13-3286161
        --------                 ---------------                 ----------

    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)

                383 Madison Avenue, New York, New York    10179
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

      On March 24, 2008, JPMorgan Chase & Co. ("JPMorgan Chase") and The Bear Stearns Companies Inc. ("Bear Stearns") entered into an Amendment No. 1 (the "Amendment") to the Agreement and Plan of Merger, dated as of March 16, 2008, by and between JPMorgan Chase and Bear Stearns (as amended, the "Merger Agreement"). Under the revised terms, each share of Bear Stearns common stock will be exchanged for 0.21753 of a share of JPMorgan Chase common stock. Pursuant to the Amendment, Bear Stearns and JPMorgan Chase agreed to terminate and revoke in all respects the Stock Option Agreement, filed as Exhibit 99.2 to Bear Stearns' Current Report on Form 8-K dated March 20, 2008. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto, and incorporated into this report by reference.

Share Exchange Agreement

      On March 24, 2008, JPMorgan Chase and Bear Stearns, in connection with entering into the Amendment, entered into a Share Exchange Agreement, under which JPMorgan Chase will purchase 95 million newly issued shares of Bear Stearns common stock, or 39.5% of the outstanding Bear Stearns common stock after giving effect to the issuance, in exchange for the issuance of 20,665,350 shares of JPMorgan Chase common stock to Bear Stearns and the entry by JPMorgan Chase into the Amended and Restated Guaranty Agreement and the Fed Guaranty Agreement (each as described below). While the rules of the New York Stock Exchange (the "NYSE") generally require shareholder approval prior to the issuance of securities constituting 20% or more of the outstanding shares of a listed company, the NYSE's Shareholder Approval Policy provides an exception in cases where the delay involved in securing shareholder approval for the issuance would seriously jeopardize the financial viability of the listed company. In accordance with the NYSE's rule providing that exception, the Audit Committee of Bear Stearns's Board of Directors has expressly approved, and the full Board of Directors has unanimously concurred with, Bear Stearns's use of the exception. The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, which is filed as Exhibit 2.2 hereto, and is incorporated into this report by reference.

Amended and Restated Guaranty Agreement

      On March 24, 2008, JPMorgan Chase, in connection with the Amendment, entered into an Amended and Restated Guaranty Agreement (the "Guaranty"), effective retroactively from March 16, 2008, which replaces the Guaranty Agreement entered into on March 16, 2008 in connection with the Merger Agreement. The Guaranty is filed as Exhibit 99.1 hereto, and is incorporated into this report by reference.

Guarantee and Collateral Agreement

      On March 24, 2008, JPMorgan Chase, in connection with the Amendment and the Guaranty, entered into a Guarantee and Collateral Agreement (the "Collateral Agreement") with Bear Stearns and certain of its subsidiaries, pursuant to which the parties agree to guarantee their obligations to repay JPMorgan Chase for amounts loaned or amounts paid under the Guaranty and the Fed Guaranty and to provide collateral for such obligations. The foregoing description of the Collateral Agreement does not purport to be complete and is qualified in its entirety by reference to the Collateral Agreement, which we intend to file at a later date.

Fed Guaranty Agreement

      On March 23, 2008, JPMorgan Chase, in connection with the Amendment, entered into a guarantee (the "Fed Guaranty") in favor of the Federal Reserve Bank of New York (the "New York Fed"). The Fed Guaranty is filed as Exhibit 99.2 hereto, and is incorporated into this report by reference.

Item 8.01.   Other Events.

      On March 24, 2008, Bear Stearns and JPMorgan Chase issued a joint press release announcing that they had entered into the Amendment. A copy of the press release is attached hereto as Exhibit 99.3, and is incorporated into this report by reference.

Forward Looking Statements

Certain statements contained in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those discussed in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule and any changes to regulatory agencies' outlook on, responses to and actions and commitments taken in connection with the merger and the agreements and arrangements related thereto. For a discussion of the additional risks and uncertainties that may affect Bear Stearns' future results, please see "Risk Factors" in Bear Stearns' Annual Report on Form 10-K for the year ended November 30, 2007, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Management" filed as Exhibit 13 to Bear Stearns' Annual Report on Form 10-K for the year ended November 30, 2007 and similar sections of Bear Stearns' quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission ("SEC").

Additional Information

In connection with the proposed merger, JPMorgan Chase will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Bear Stearns that also constitutes a prospectus of JPMorgan Chase. Bear Stearns will mail the proxy statement/prospectus to its stockholders. JPMorgan Chase and Bear Stearns urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain these documents, free of charge, from Bear Stearns' website (www.bearstearns.com) under the heading "Investor Relations" and then under the tab "SEC Filings." You may also obtain these documents, free of charge, from JPMorgan Chase's website (www.jpmorganchase.com) under the tab "Investor Relations" and then under the heading "Financial Information" then under the item "SEC Filings". You may also obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov).

Participants in the Solicitation

Bear Stearns, JPMorgan Chase and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Bear Stearns stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Bear Stearns stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Bear Stearns' executive officers and directors in its definitive proxy statement filed with the SEC on March 27, 2007. You can find information about JPMorgan Chase's executive officers and directors in its definitive proxy statement filed with the SEC on March 30, 2007. You can obtain free copies of these documents from JPMorgan Chase and Bear Stearns as set forth above.

Item 9.01.   Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.                            Description
-----------                            -----------

    2.1 Amendment No. 1, dated as of March 24, 2008, to the Agreement and Plan of Merger, dated as of March 16, 2008, by and between JPMorgan Chase & Co. and The Bear Stearns Companies Inc.

    2.2 Share Exchange Agreement, dated as of March 24, 2008, by and between JPMorgan Chase & Co. and The Bear Stearns Companies Inc.

   99.1 Amended and Restated Guaranty Agreement, executed March 24, 2008 and effective as of March 16, 2008

   99.2     Fed Guaranty, dated March 23, 2008

   99.3     Press Release, dated March 24, 2008

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE BEAR STEARNS COMPANIES INC.


                                    By:   /s/ Samuel Molinaro Jr.
                                       -----------------------------------------
                                       Samuel Molinaro Jr.
                                       Executive Vice President, Chief Financial
                                       Officer and Chief Operating Officer
                                       (Principal Financial Officer)

Dated: March 24, 2008

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

                                  -------------

Exhibit No.                            Description
-----------                            -----------

    2.1 Amendment No. 1, dated as of March 24, 2008, to the Agreement and Plan of Merger, dated as of March 16, 2008, by and between JPMorgan Chase & Co. and The Bear Stearns Companies Inc.

    2.2 Share Exchange Agreement, dated as of March 24, 2008, by and between JPMorgan Chase & Co. and The Bear Stearns Companies Inc.

   99.1 Amended and Restated Guaranty Agreement, executed March 24, 2008 and effective as of March 16, 2008

   99.2     Fed Guaranty, dated March 24, 2008

   99.3     Press Release, dated March 24, 2008